EXHIBIT 99.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 3-12043, Form S-8 No. 333-74984, Form S-8 No. 333-111929, Form S-3 No. 333-117472, Form S-3 No. 333-127198, Form S-3 No. 333-130113 and Form S-4 No. 333-111975) of Pilgrim’s Pride Corporation and in the related Prospectuses of our report dated November 13, 2007, except for Note L—“Discontinued Operations”, as to which the date is May 9, 2008, with respect to the consolidated financial statements of Pilgrim’s Pride Corporation for each of the three years ended September 29, 2007 included in this Current Report on Form 8-K.

Dallas, Texas

May 9, 2008